2012 - First Quarter Earnings Conference Call

May 2, 2012

Mark Gliebe
Chairman and
Chief Executive Officer

Jon Schlemmer
Chief Operating Officer

Chuck Hinrichs
Vice President
Chief Financial Officer

John Perino
Vice President
Investor Relations

Safe Harbor Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on February 29, 2012 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation (collectively, "non-GAAP financial measures"). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. These non-GAAP financial measures exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment.

REGAL

Agenda

Opening Comments	Mark Gliebe
Financial Update	Chuck Hinrichs
Operations Update	Jon Schlemmer
Summary	Mark Gliebe
Q&A	All
Closing Comments	Mark Gliebe

Opening Comments

- First Quarter Results Met Expectations
- Record First Quarter Revenue and Net Income
  - Strengths: Performance of C&I, Mechanical, and Unico
  - Challenges: Residential HVAC and Asia Demand
- Other Recent Highlights
  - Seventh Dividend Increase in the Last Eight Years
  - Acquisition of Milwaukee Gear
  - Moving into New Hermetic Facility in China
  - Near Completion of New Generator Facility in China
  - EPC Integration Continues on Track
  - Launched New Corporate Identity

REGAL

1st Quarter 2012 Results

- Sales Growth of 21.9% vs. 1Q 2011 Reflects
  - Inclusion of EPC and Milwaukee Gear Sales
  - Growth in N.A. C&I, Mechanical and Unico
  - Offsetting Weakness in HVAC and China
- SG&A Includes $1.3 Million ($0.02 EPS) Gain on Sale of Property
- Income Tax Expense Included $1.4 Million ($0.04 EPS) Decrease in Non-U.S. Taxes
- 1Q 2012 EPS of $1.16 Includes Both the Gain on Sale and the Tax Benefit

First Quarter 2012 Financial Highlights


+ 22%
$663
$808
2011
2012
Revenue ($M)
+23%
$64
$79
2011
2012
Operating Income ($M)
+ 17%
$0.99
$1.16
2011
2012
Diluted EPS

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Financial Highlights

Capital Expenditures

- $20 Million in 1Q 2012
- $110 Million Est. for 2012

Income Tax Rate

- 26.3% ETR in 1Q 2012
- 29% - 30% ETR Est. for 2012

Free Cash Flow

- $49 Million FCF in 1Q 2012
- 100% of Net Income

Balance Sheet

- Total Debt of $986M
  - Milwaukee Gear Acquisition
- Debt to Cap 36.9%
- Debt to LTM EBITDA 2.6X

Second Quarter 2012 Guidance

EPS Guidance of $1.42 to $1.48

- Seasonal Businesses Experiencing Typical Growth
- Strength Expected in C&I, Mechanical, Unico Partially Offsetting Weakness in HVAC and China
- Milwaukee Gear Contributing to Earnings
- Integration Activities for EPC Synergies Underway, Restructuring Charges Expected to be Minimal in 2Q 2012

REGAL

Operations Update

- First Quarter Overview
  - C&I Showed 7.0% Sales Growth
  - Mechanical Business in North America Showed 8.7% Sales Growth
  - Unico Showed 46% Sales Growth
  - Difficult Residential HVAC Environment
- Sales Outside US Increased 13%, Representing 34% of Total Sales
  - Acquisitions Adding to Our Global Presence
  - Cautiously Optimistic About China

New China Facilities





New Hermetic Motor Plant

- Taicang China
- Factory Construction Complete
- Installing First Equipment

New Generator Plant

- Shanghai China
- Factory Construction Nearing Completion





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New Products

- Sales of Energy Efficient Products Represented 18% of Total Sales
- Continue to Develop New Products With a Focus on Energy and Energy Efficiency

V-Green®

MILWAUKEE GEAR COMPANY





High Efficiency Vertical Pump Motor

New High Efficiency Vertical Pump Motor



- High Efficiency Pump Design
- Common Applications Include
  - Irrigation
  - Water Treatment Plants
  - Marine
  - Cooling Towers
- Typical Payback Less Than 2 Years

Oil & Gas Generator

New Generator for
Oil & Gas Applications



- Electronic Monitoring Equipment Used to Increase Well Production
- Electrical Power Needed at Remote Sites
- Designed to Meet Strict Safety and Certification Requirements

Simplification Progress

- Restructuring in Europe, Australia and Juarez Proceeding
- Supply Chain Alignment and Optimization
- ERP Conversions and Consolidation
- 4th Executive Leadership Program

Investing in Our Future

REGAL

Summary

- Business Diversity Delivers Results in First Quarter
- Simplification and Synergies Continue to Deliver Value
- Benefits of Milwaukee Gear Acquisition
- Second Quarter Guidance Includes Continued Weakness in HVAC and China Sales
- Continued Focus on Strong Cash Flow
- Seventh Dividend Increase in the Last Eight Years

REGAL

Corporate Visual Identity

- Originated from 2010 Strategy Refresh Process – 2015 Vision
- Driving Cultural Clarity
- Using Regal to Identify the Company – Legal Name Not Changing
- Visual Change – Bold, Contemporary and Simple
- Part of Overall Branding Simplification Effort

Questions and Answers


marathon
HUB CITY
genteq
morrillmotors
Century
FASCO
DURST
jakel
GROVE GEAR
ELCO
afmc
ELECTRA-GEAR
FOOTE-JONES
OBA
MARATHON
Velvet Drive
Sinya
ELECTROMOTOR
LEESON
Lincoln
CMG
HWADA

REGAL

Closing Comments

- First Quarter Results - Great Start for the Year
- Integration of the Acquisitions Progressing Well
- Simplification Continues
- Improving Performance For Our Customers

Thank You

Appendix Non-GAAP Reconciliations

EBITDA Reconciliation

Net Income	$34.3	$45.7	$33.5	$48.7	$162.2
Plus: Minority Interest	1.7	1.8	.3	1.2	5.0
Plus: Taxes	14.4	20.6	14.7	17.8	67.5
Plus: Interest Expense	4.8	10.5	10.7	11.8	37.8
Less: Interest Income	(.4)	(.5)	(.6)	(.4)	(1.9)
Plus: Depreciation	15.0	17.4	18.4	20.1	70.9
Plus: Amortization	7.0	8.7	10.1	10.8	36.6
EBITDA	$76.8	$104.2	$87.1	$110.0	$378.1

Free Cash Flow Reconciliation

GAAP Net Cash Provided by Operating Activities	$68.5
Additions to Property Plant and Equipment	(19.8)
Free Cash Flow	$48.7